UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 15, 2005
                        --------------------------------
                        (Date of earliest event reported)


                              OSK CAPITAL III CORP.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


             COLORADO           000-30023              84-1491676
             -------            ---------             ----------
            State of           Commission            IRS Employer
         incorporation         File Number       Identification Number

                               1 Place Ville-Marie
                                   Suite 2821
                                  Montreal, Qc
                                     H3B 4R4
             -------------------------------------------------------
                    (Address of principal executive offices)

                                Tel: 514-448-6710
                              --------------------
                           (Issuer's telephone number)

                      P. O. Box 461029, Glendale, CO 80220
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          (Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service

Copies of all communications, including all communications sent to the agent for service, should be sent to:

                              Joseph I. Emas, Esq.
                                 Attorney at Law
                             1224 Washington Avenue
                              Miami Beach, FL 33139

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

On March 15, 2004, Frank Kramer and Deborah Salerno have resigned as officers of OSK CAPITAL III CORP. and have also resigned as members of the Board of Directors of OSK CAPITAL III CORP.

Further to the resignation of Ms. Salerno and Mr. Kramer, Francis Mailhot remains the sole director and has been nominated as President and CEO of the Company.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.


SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                              OSK CAPITAL III CORP.

DATE: March 15, 2005        /s/ Francis Mailhot
                            ------------------------
                            Francis Mailhot
                            President, CEO and Chairman
                            OSK CAPITAL III CORP.